UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: February 28

Date of reporting period: August 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

August 31, 2010

Semi-Annual Repor t

Legg Mason

Western Asset

California

Municipals

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset California Municipals Fund

Fund objective

The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California State personal income taxes as is consistent with the preservation of capital.*

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset California Municipals Fund for the six-month reporting period ended August 31, 2010. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 24, 2010

Legg Mason Western Asset California Municipals Fund	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended August 31, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, impacted investor sentiment and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the economy continued to expand during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Starting with August, the manufacturing sector has expanded thirteen consecutive months. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July. However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, July and August, more than 475,000 of these temporary positions were eliminated. This offset private sector growth and resulted in a net loss of 175,000, 54,000 and 54,000 jobs in June, July and August, respectively. The unemployment rate also rose in August to 9.6%, versus 9.5% in July.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2%, 7.1% and 27% in May, June and July, respectively. Sales then rose 7.6% in August and the inventory of unsold homes was an 11.6 month supply at the current sales level, versus a 12.5 month supply in July. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.6% in July. This marked the fourth straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first seven weeks of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by the fixed-income spread sectors (non-Treasuries). However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August.

Given certain pockets of weakness in the economy, the Federal Reserve Board (“Fed”)iv remained cautious throughout the reporting period. At its meeting in September 2010 (after the reporting period ended), the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition, due to signs that economic growth was moderating toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury

IV	Legg Mason Western Asset California Municipals Fund

Investment commentary (cont’d)

securities in an attempt to avoid a double-dip recession and ward off deflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector outperformed equal-durationvi Treasuries during the majority of the first two months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. However, there was another bout of risk aversion in August, given fears that the economy may slip back into a recession.

Both short- and long-term U.S. Treasury yields fluctuated during the period, but generally moved lower. When the period began, two- and ten-year Treasury yields were 0.81% and 3.61%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on August 31, 2010, two- and ten-year Treasury yields were 0.47% and 2.47%, respectively — their lows for the reporting period.

The municipal bond market modestly lagged its taxable bond counterpart over the six months ended August 31, 2010. Over that period, the Barclays Capital Municipal Bond Indexvii and the Barclays Capital U.S. Aggregate Indexviii returned 5.42% and 5.81%, respectively. Despite falling tax receipts and budgetary challenges, the municipal market generated solid results due to strong demand from investors seeking tax-free income. The decline in new issuance of tax-free bonds also fed the market’s demand.

Performance review

For the six months ended August 31, 2010, Class A shares of Legg Mason Western Asset California Municipals Fund, excluding sales charges, returned 4.84%. The Fund’s unmanaged benchmark, the Barclays Capital California Municipal Bond Indexix, returned 6.91% for the same period. The Lipper California Municipal Debt Funds Category Average1 returned 6.29% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of August 31, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason Western Asset California Municipals Fund:
Class A	4.84%
Class B	5.07%
Class C	4.49%
Class I	4.88%
Barclays Capital California Municipal Bond Index	6.91%
Lipper California Municipal Debt Funds Category Average	6.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the return for the six months ended August 31, 2010 for Class B shares would have been 4.50%.

The 30-Day SEC Yields for the period ended August 31, 2010, for Class A, B, C and I shares were 3.75%, 3.28%, 3.35% and 4.06%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended August 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 120 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset California Municipals Fund	V

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated June 28, 2010, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.69%, 1.29%, 1.26% and 0.62%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets will not exceed 0.60% for Class I shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2010

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The Barclays Capital California Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2010 and February 28, 2010 and does not include derivatives such as, futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2010 and held for the six months ended August 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.84%	$1,000.00	$1.048.40	0.70%	$3.61	Class A	5.00%	$1,000.00	$1,021.68	0.70%	$3.57
Class B4	5.07	1,000.00	1,050.70	1.31	6.77	Class B	5.00	1,000.00	1,018.60	1.31	6.67
Class C	4.49	1,000.00	1,044.90	1.26	6.49	Class C	5.00	1,000.00	1,018.85	1.26	6.41
Class I	4.88	1,000.00	1,048.80	0.57	2.94	Class I	5.00	1,000.00	1,022.33	0.57	2.91

[1]	For the six months ended August 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 4.50% for Class B shares.

Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

August 31, 2010

Legg Mason Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 98.2%
Education — 2.6%
California EFA Revenue	5.500%	7/1/15	$1,020,000	$974,559
California EFA Revenue:
Claremont University Center	5.000%	3/1/24	2,980,000	3,005,330
Occidental College	5.300%	10/1/38	8,320,000	8,859,053
California Infrastructure & Economic Development Bank Revenue, California Science Center Phase II, NATL/FGIC	5.000%	5/1/31	3,000,000	2,992,140
California Municipal Finance Authority Revenue:
Biola University	5.800%	10/1/28	2,500,000	2,673,525
Biola University	5.875%	10/1/34	2,000,000	2,130,440
Total Education				20,635,047
Health Care — 13.6%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Sharp Healthcare	6.250%	8/1/39	7,500,000	8,407,650
California Health Facilities Financing Authority Revenue:
Marshall Hospital, CMI	5.250%	11/1/18	2,500,000	2,509,175
Providence Health & Services	6.500%	10/1/38	3,750,000	4,255,800
Providence Health & Services	5.500%	10/1/39	6,000,000	6,442,860
Unrefunded Balance Catholic-2005-A, NATL	5.125%	7/1/24	2,050,000	2,055,760
Unrefunded Balance, NATL	5.000%	8/15/19	1,870,000	1,881,276
California Statewide CDA Revenue:
Catholic Healthcare West	5.500%	7/1/30	5,000,000	5,225,050
Catholic Healthcare West	5.625%	7/1/35	6,000,000	6,323,400
Enloe Medical Center, CMI	6.250%	8/15/33	17,475,000	18,988,510
FHA, Methodist Hospital Project	6.750%	2/1/38	10,000,000	11,636,300
Health Facility Adventist Health System	5.000%	3/1/35	4,000,000	3,949,920
Health Facility Los Angeles Jewish Home for the Aging, CMI	5.000%	11/15/37	6,035,000	5,963,787
John Muir Health	5.125%	7/1/39	7,000,000	7,051,380
St. Joseph Health System, NATL	5.125%	7/1/24	11,000,000	11,672,210
Palomar, CA, Pomerado Health Care District, COP	6.625%	11/1/29	10,000,000	11,042,500
Total Health Care				107,405,578
Housing — 5.6%
California Housing Finance Agency Revenue:
Home Mortgage	5.050%	2/1/29	15,000,000	13,993,650	(a)
Home Mortgage	5.550%	8/1/33	10,000,000	9,635,600	(a)
Home Mortgage	4.700%	8/1/36	3,000,000	2,496,030	(a)
Home Mortgage	4.800%	8/1/36	2,000,000	1,700,280	(a)
Home Mortgage	4.800%	8/1/37	15,000,000	12,390,300	(a)
Home Mortgage	5.600%	8/1/38	2,500,000	2,379,800	(a)
Home Mortgage Capital Appreciation	0.000%	8/1/16	125,000	64,744
Home Mortgage Capital Appreciation, FHA	0.000%	8/1/15	115,000	69,837
Home Mortgage, MGIC	10.250%	2/1/14	5,000	5,122
MFH III, NATL	5.850%	8/1/17	665,000	665,499	(a)
California Rural Home Mortgage Financing Authority, Single-Family Mortgage Revenue, Mortgage-Backed Securities, GNMA/FNMA-Collateralized	6.000%	12/1/31	115,000	118,201	(a)
San Francisco, CA, City & County RDA, Multi-Family Revenue, 1045 Mission Apartments, GNMA-Collateralized	5.200%	12/20/17	660,000	660,878	(a)
Total Housing				44,179,941

See Notes to Financial Statements.

4	Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2010

Legg Mason Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Revenue — 3.5%
California PCFA Revenue, San Diego Gas & Electric Co.	6.800%	6/1/15	$1,500,000	$1,765,485	(a)
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase	5.500%	11/15/37	7,000,000	7,058,660
Southern California Public Power Authority, Project Number 1	5.000%	11/1/33	12,410,000	12,012,259
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.625%	10/1/29	6,000,000	6,955,860
Total Industrial Revenue				27,792,264
Leasing — 12.7%
Anaheim, CA, COP, Regular Fixed Option Bonds, NATL	6.200%	7/16/23	2,000,000	2,154,600
California State Public Works Board, Lease Revenue, Department of Corrections, NATL	5.000%	9/1/21	2,500,000	2,501,400
Cucamonga County, CA, Water District, COP, NATL, FGIC	5.125%	9/1/31	4,000,000	4,081,120
Eastern Municipal Water District, CA, Water & Sewer Revenue, COP, NATL, FGIC	6.750%	7/1/12	530,000	542,974
Escondido, CA, Union High School District, COP, NATL, FGIC	5.000%	9/1/37	15,000	14,610
Lodi, CA, Wastewater Systems Revenue, COP, NATL	5.000%	10/1/23	1,720,000	1,836,754
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	20,000,000	22,459,400
Los Angeles, CA, Municipal Improvement Corp., Lease Revenue, Real Property	6.000%	9/1/39	3,450,000	3,789,169
Modesto, CA, Irrigation District, COP, Capital Improvements	5.750%	10/1/34	15,000,000	16,534,650
Monrovia, CA, Financing Authority, Lease Revenue, Hillside Wilderness Preserve, AMBAC	5.125%	12/1/31	2,000,000	2,061,700
Palm Springs, CA, Financing Authority, Lease Revenue, Convention Center Project, NATL	5.500%	11/1/29	4,500,000	4,764,690
Riverside County, CA, COP:
Historic Courthouse Project	5.000%	11/1/23	2,320,000	2,458,133
Historic Courthouse Project	5.000%	11/1/28	2,705,000	2,769,893
San Francisco, CA, City & County, COP, San Bruno Jail No. 3, AMBAC	5.250%	10/1/33	5,000,000	5,005,450
San Francisco, CA, City & County, COP, San Bruno Jail No. 3, AMBAC	5.250%	10/1/26	14,000,000	14,025,200
San Mateo County, CA, Joint Powers Financing Authority, Lease Revenue, Youth Services Campus	5.000%	7/15/36	2,000,000	2,049,540
Santa Ana, CA Financing Authority, Lease Revenue, Police Administration & Holding Facility, NATL	6.250%	7/1/24	2,875,000	3,304,353
Southern California Water Replenishment District Revenue, COP	6.000%	8/1/38	5,340,000	5,909,137
Stockton, CA, PFA, Lease Revenue:
Parking & Capital Projects, NATL, FGIC	5.125%	9/1/30	2,000,000	2,017,580
Parking & Capital Projects, NATL, FGIC	5.250%	9/1/34	1,900,000	1,902,698
Total Leasing				100,183,051
Local General Obligation — 1.4%
Adelanto, CA, School District, GO, Capital Appreciation, NATL, FGIC	0.000%	9/1/18	1,815,000	1,251,878
Corona-Norca, CA, USD, GO:
AGM	0.000%	8/1/39	18,000,000	3,285,900
AGM	5.500%	8/1/39	5,000,000	5,459,400
San Diego, CA, GO, Public Safety Communication Project	6.650%	7/15/11	1,000,000	1,052,210
Total Local General Obligation				11,049,388
Other — 3.8%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Jackson Laboratory	5.750%	7/1/37	17,900,000	18,635,511
California Infrastructure & Economic Development Bank Revenue:
Salvation Army Western, AMBAC	5.000%	9/1/27	2,120,000	2,298,970

See Notes to Financial Statements.

Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report	5

Legg Mason Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Other — continued
Salvation Army Western, AMBAC	5.000%	9/1/28	$3,065,000	$3,297,940
Pomona, CA, PFA Revenue, Merged Redevelopment Project, Tax Allocation, NATL	5.000%	2/1/21	5,550,000	5,550,167
Total Other				29,782,588
Power — 10.9%
Chula Vista, CA, IDR, San Diego Gas & Electric Co.	5.875%	2/15/34	16,610,000	18,953,671
Imperial Irrigation District Electric Revenue	5.125%	11/1/38	25,000,000	26,511,500
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	35,000,000	40,848,850
Total Power				86,314,021
Pre-Refunded/Escrowed to Maturity — 22.8%
California Health Facilities Financing Authority Revenue, Kaiser Permanente, AGM	5.000%	6/1/18	3,500,000	3,510,675	(b)
California State University Foundation Revenue, Monterey Bay, NATL	5.350%	6/1/31	2,000,000	2,076,720	(c)
Contra Costa County, CA, Home Mortgage Revenue, Mortgage-Backed Securities Program, GNMA-Collateralized	7.750%	5/1/22	265,000	340,324	(a)(b)
Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue	6.750%	6/1/39	20,000,000	23,342,800	(c)
Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing Project, AGM	6.250%	8/1/11	1,125,000	1,150,515	(a)(b)
Martinez, CA, Home Mortgage Revenue, UGRIC	10.750%	2/1/16	60,000	73,895	(b)
Ontario, CA, Redevelopment Financing Authority Revenue, Ontario Redevelopment Project No. 1, NATL	5.800%	8/1/23	2,670,000	3,061,849	(b)
Perris, CA, Single-Family Mortgage Revenue, Mortgage-Backed Securities Program, GNMA-Collateralized	8.300%	12/1/13	3,325,000	3,985,412	(a)(b)
Pleasanton-Suisan City, CA, HFA Home Mortgage Revenue, Municipal Multiplier 1984, NATL	0.000%	10/1/16	6,000,000	5,416,620	(b)
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Refunding Bonds, NATL-IBC	6.250%	7/1/13	300,000	348,372	(b)
Redding, CA, Electric System Revenue, COP, Regular Linked SAVRS & RIBS, NATL	6.368%	7/1/22	1,895,000	2,308,356	(b)
Riverside County, CA, Single-Family Revenue:
Mortgage-Backed Securities Program, GNMA-Collateralized	8.300%	11/1/12	2,620,000	3,038,886	(a)(b)
Mortgage-Backed Securities Program, GNMA-Collateralized	7.800%	5/1/21	1,000,000	1,452,280	(a)(b)
Sacramento County, CA, Single-Family Mortgage Revenue, Issue A, GNMA-Collateralized	8.000%	7/1/16	1,500,000	1,974,315	(a)(b)
San Bernardino County, CA, COP, Capital Facilities Project	6.875%	8/1/24	2,000,000	2,795,980	(b)
San Francisco, CA, Airport Improvement Corp., Lease Revenue, United Airlines Inc.	8.000%	7/1/13	55,000	62,088	(b)
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue:
Senior Lien	0.000%	1/1/14	5,000,000	4,854,400	(b)
Senior Lien	0.000%	1/1/16	60,000,000	55,378,800	(b)(d)
Senior Lien	0.000%	1/1/17	17,500,000	15,643,600	(b)
Senior Lien	0.000%	1/1/18	25,000,000	21,686,250	(b)
Senior Lien	0.000%	1/1/19	20,000,000	16,682,200	(b)
San Marcos, CA, PFA, Public Facilities Revenue	0.000%	1/1/19	4,310,000	3,416,278	(b)
Santa Rosa, CA, Hospital Revenue, Santa Rosa Hospital Memorial Project	10.300%	3/1/11	110,000	115,436	(b)
Sequoia, CA, Hospital District Revenue	5.375%	8/15/23	1,250,000	1,470,813	(b)
Virgin Islands Public Finance Authority Revenue, Gross Receipts Taxes Loan Notes	6.500%	10/1/24	5,000,000	5,074,150	(c)
Total Pre-Refunded/Escrowed to Maturity				179,261,014

See Notes to Financial Statements.

6	Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2010

Legg Mason Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Solid Waste/Resource Recovery — 0.3%
El Centro, CA, Financing Authority Water & Wastewater Revenue, AMBAC	5.125%	10/1/27	$1,900,000	$1,844,159
Sacramento County, CA, Sanitation District Financing Authority Revenue, Refunding Bonds	6.000%	12/1/14	250,000	255,653
Total Solid Waste/Resource Recovery				2,099,812
Special Tax Obligation — 8.2%
Corona-Norco, CA, USD, Special Tax, Community Facilities District No. 98-1, NATL	5.500%	9/1/33	5,000,000	5,315,600
Folsom Public Financing Authority, Special Tax Revenue:
AMBAC	5.000%	9/1/21	2,240,000	2,274,317
AMBAC	5.000%	9/1/22	1,135,000	1,145,669
AMBAC	5.000%	9/1/23	1,845,000	1,851,476
Healdsburg, CA, Community RDA, Tax Allocation, Sotoyome Community Development Project, NATL	5.125%	8/1/31	6,485,000	6,215,743
La Quinta, CA, RDA, Tax Allocation, Redevelopment Project, Area No. 1, AMBAC	5.125%	9/1/32	6,500,000	6,538,415
Los Angeles County, CA, Community Facilities, District No. 3, Special Tax, AGM	5.500%	9/1/14	3,250,000	3,320,492
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	5,000,000	5,423,850
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	10,000,000	10,633,600
Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Development Project, AGM, Refunding	5.250%	9/1/20	1,500,000	1,503,315
Sacramento, CA, Area Flood Control Agency, Consolidated Capital Assessment District, BHAC	5.625%	10/1/37	10,000,000	11,163,100
Salida, CA, Area Public Facilities Financing Agency, Community Facilities District, Special Tax Revenue No. 1988-1, AGM	5.250%	9/1/18	2,800,000	2,805,712
Santa Margarita-Dana Point, CA, Authority Revenue, Water Improvement Districts 3, 3A, 4, & 4A, NATL	7.250%	8/1/14	1,500,000	1,728,165
South Orange County, CA, PFA, Special Tax Revenue, Senior Lien, NATL	7.000%	9/1/10	2,000,000	2,000,000
Whittier, CA, Public Financing Authority Revenue, Refunding, AMBAC	5.000%	11/1/30	2,695,000	2,576,097
Total Special Tax Obligation				64,495,551
Transportation — 11.6%
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area	5.000%	4/1/34	4,175,000	4,442,659
Fresno, CA, Airport Revenue, AGM	5.500%	7/1/30	1,250,000	1,264,450
Los Angeles, CA, Department of Airports Revenue	5.000%	5/15/34	12,500,000	13,259,125
Los Angeles, CA, Harbor Department Revenue	5.250%	8/1/39	16,000,000	17,299,360
Sacramento County, CA, Airport System Revenue:
AGM	5.750%	7/1/24	5,000,000	5,526,200	(a)(d)
PFC, Grant	6.000%	7/1/35	20,000,000	21,753,200
San Francisco, CA, City & County Airports Commission, International Airport Revenue	6.750%	5/1/11	10,000,000	10,344,500	(a)(e)
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.250%	5/1/32	10,000,000	10,576,500
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Refunding	5.250%	5/1/26	6,000,000	6,648,960
Total Transportation				91,114,954
Water & Sewer — 1.2%
Clovis, CA, Sewer Revenue, NATL	5.200%	8/1/28	6,000,000	6,036,540
San Luis Obispo County, CA, Financing Authority Revenue, Lopez Dam Improvement, NATL	5.375%	8/1/30	3,205,000	3,207,596
Total Water & Sewer				9,244,136
Total Investments before Short-Term Investments (Cost — $682,899,562)				773,557,345

See Notes to Financial Statements.

Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report	7

Legg Mason Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.0%
General Obligation — 0.8%
California State, GO, LOC-JPMorgan Chase	0.230%	5/1/33	$100,000	$100,000	(f)(g)
Commonwealth of Puerto Rico, GO:
Public Improvements, AGM, LOC-Wells Fargo Bank N.A.	0.190%	7/1/32	6,000,000	6,000,000	(f)(g)
Public Improvements, AGM, SPA-Dexia Credit Local	0.190%	7/1/29	100,000	100,000	(f)(g)
Total General Obligation				6,200,000
Health Care — 0.1%
California Health Facilities Finance Authority Revenue, Hospital Adventist Health Systems, LOC-Wells Fargo Bank N.A.	0.190%	9/1/25	1,100,000	1,100,000	(f)(g)
Industrial Revenue — 0.1%
California Infrastructure & Economic Development Bank Revenue, Pacific Gas & Electric Co., LOC-Wells Fargo Bank N.A.	0.210%	12/1/16	600,000	600,000	(f)(g)
Total Short-Term Investments (Cost — $7,900,000)				7,900,000
Total Investments — 99.2% (Cost — $690,799,562#)				781,457,345
Other Assets in Excess of Liabilities — 0.8%				5,973,888
Total Net Assets — 100.0%				$787,431,233

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)	Maturity date shown represents the mandatory tender date.

(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BHAC	— Berkshire Hathaway Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
HFA	— Housing Finance Authority
IBC	— Insured Bond Certificates
IDR	— Industrial Development Revenue
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MGIC	— Mortgage Guaranty Insurance Corporation — Insured Bonds
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PFA	— Public Facilities Authority
PFC	— Public Facilities Corporation

See Notes to Financial Statements.

8	Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2010

Legg Mason Western Asset California Municipals Fund

RDA	— Redevelopment Agency
RIBS	— Residual Interest Bonds
SAVRS	— Selected Auction Variable Rate Securities
SPA	— Standby Bond Purchase Agreement — Insured Bonds
UGRIC	— United Guaranty Residential Insurance Company — Insured Bonds
USD	— Unified School District

Ratings table*
S&P/Moody’s/Fitch**
AAA/Aaa	24.1%
AA/Aa	26.9
A	43.2
BBB/Baa	3.6
A-1/VMIG1	1.0
NR	1.2
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by S&P, Moody’s or Fitch, each a Nationally Recognized Statisical Ratings Organization (“NRSRO”). These ratings are the opinions of the NRSROs and are not measures of quality or guarantees of performance. Security may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 9 through 11 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report	9

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C	—

Obligations rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated ”Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Bonds rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

10	Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report

Bond ratings (unaudited) (cont’d)

AA	—

Bonds rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Bonds rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Bonds rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—

Bonds rated “D” indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

NR	—	indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issuer Credit Ratings

A-1	—

A short-term obligation rated “A-1”is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report	11

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a demand feature— VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Obligation Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Security Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligation Ratings

F1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

12	Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

August 31, 2010

Assets:
Investments, at value (Cost — $690,799,562)	$781,457,345
Cash	87,681
Interest receivable	8,660,364
Receivable for Fund shares sold	1,044,195
Receivable for securities sold	109,194
Prepaid expenses	43,901
Total Assets	791,402,680

Liabilities:
Payable for Fund shares repurchased	2,488,198
Payable to broker — variation margin on open futures contracts	677,946
Investment management fee payable	326,208
Distributions payable	187,814
Distribution fees payable	142,426
Trustees’ fees payable	22,035
Accrued expenses	126,820
Total Liabilities	3,971,447
Total Net Assets	$787,431,233

Net Assets:
Par value (Note 7)	$480
Paid-in capital in excess of par value	758,180,672
Undistributed net investment income	246,649
Accumulated net realized loss on investments and futures contracts	(54,140,131)
Net unrealized appreciation on investments and futures contracts	83,143,563
Total Net Assets	$787,431,233

Shares Outstanding:
Class A	40,465,731
Class B	788,788
Class C	5,339,782
Class I	1,444,770

Net Asset Value:
Class A (and redemption price)	$16.40
Class B*	$16.44
Class C*	$16.35
Class I (and redemption price)	$16.40
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$17.13

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended August 31, 2010

Investment Income:
Interest	$21,122,110

Expenses:
Investment management fee (Note 2)	1,923,814
Distribution fees (Notes 2 and 5)	846,148
Transfer agent fees (Note 5)	94,919
Legal fees	30,949
Shareholder reports	28,429
Registration fees	27,696
Audit and tax	15,879
Insurance	9,773
Trustees’ fees	5,983
Custody fees	2,429
Miscellaneous expenses	4,704
Total Expenses	2,990,723
Net Investment Income	18,131,387

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,330,135
Futures contracts	(7,157,191)
Net Realized Loss	(4,827,056)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	30,366,272
Futures contracts	(7,514,220)
Change in Net Unrealized Appreciation (Depreciation)	22,852,052
Net Gain on Investments and Futures Contracts	18,024,996
Proceeds from Settlement of a Regulatory Matter (Note 9)	264,810
Increase in Net Assets from Operations	$36,421,193

See Notes to Financial Statements.

14	Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended August 31, 2010 (unaudited) and the Year Ended February 28, 2010	August 31	February 28

Operations:
Net investment income	$18,131,387	$37,286,704
Net realized loss	(4,827,056)	(176,414)
Change in net unrealized appreciation (depreciation)	22,852,052	43,965,545
Proceeds from settlement of a regulatory matter (Note 9)	264,810	—
Increase in Net Assets From Operations	36,421,193	81,075,835

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(18,228,888)	(37,678,017)
Net realized gains	—	(1,030,474)
Decrease in Net Assets from Distributions to Shareholders	(18,228,888)	(38,708,491)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	53,442,426	84,506,890
Reinvestment of distributions	17,158,597	35,100,157
Cost of shares repurchased	(88,873,150)	(176,706,737)
Decrease in Net Assets From Fund Share Transactions	(18,272,127)	(57,099,690)
Decrease in Net Assets	(79,822)	(14,732,346)

Net Assets:
Beginning of period	787,511,055	802,243,401
End of period*	$787,431,233	$787,511,055
*Includes undistributed net investment income of:	$246,649	$79,340

See Notes to Financial Statements.

Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report	15

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2010[2]	2010	2009	2008[3]	2007[4]	2006[4]

Net asset value, beginning of period	$16.02	$15.17	$15.74	$16.60	$16.32	$16.52

Income (loss) from operations:
Net investment income	0.38	0.75	0.73	0.72	0.73	0.71
Net realized and unrealized gain (loss)	0.38	0.87	(0.58)	(0.86)	0.27	(0.21)
Total income (loss) from operations	0.76	1.62	0.15	(0.14)	1.00	0.50

Less distributions from:
Net investment income	(0.38)	(0.75)	(0.72)	(0.72)	(0.72)	(0.70)
Net realized gains	—	(0.02)	—	—	—	—
Total distributions	(0.38)	(0.77)	(0.72)	(0.72)	(0.72)	(0.70)

Net asset value, end of period	$16.40	$16.02	$15.17	$15.74	$16.60	$16.32
Total return[5]	4.84%	10.94%	0.96%	(0.94)%	6.27%	3.11%

Net assets, end of period (millions)	$663	$679	$702	$657	$689	$669

Ratios to average net assets:
Gross expenses	0.70%[6]	0.69%	0.68%	0.70%	0.69%[7]	0.70%
Net expenses[10]	0.70 [6]	0.69	0.68 [8,9]	0.68 [8,9]	0.69 [7,8]	0.70 [8]
Net investment income	4.72 [6]	4.77	4.66	4.39	4.41	4.33

Portfolio turnover rate	1%	35%	58%	33%	16%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2010 (unaudited).

[3]	For the year ended February 29, 2008.

[4]	For a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.67%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets was limited to 0.68% from March 2, 2007 to July 1, 2008.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class B Shares[1]	2010[2]	2010	2009	2008[3]	2007[4]	2006[4]

Net asset value, beginning of period	$15.99	$15.15	$15.72	$16.58	$16.30	$16.49

Income (loss) from operations:
Net investment income	0.33	0.65	0.64	0.63	0.64	0.62
Net realized and unrealized gain (loss)	0.38	0.87	(0.57)	(0.86)	0.28	(0.20)
Proceeds from settlement of a regulatory matter	0.09	—	—	—	—	—
Total income (loss) from operations	0.80	1.52	0.07	(0.23)	0.92	0.42

Less distributions from:
Net investment income	(0.35)	(0.66)	(0.64)	(0.63)	(0.64)	(0.61)
Net realized gains	—	(0.02)	—	—	—	—
Total distributions	(0.35)	(0.68)	(0.64)	(0.63)	(0.64)	(0.61)

Net asset value, end of period	$16.44	$15.99	$15.15	$15.72	$16.58	$16.30
Total return[5]	5.07%[6]	10.23%	0.41%	(1.47)%	5.74%	2.63%

Net assets, end of period (millions)	$13	$16	$23	$32	$46	$72

Ratios to average net assets:
Gross expenses	1.31%[7]	1.28%	1.23%	1.23%	1.20%[8]	1.23%
Net expenses[11]	1.31 [7]	1.28	1.22 [9,10]	1.21 [9,10]	1.19 [8,9]	1.23 [9]
Net investment income	4.10 [7]	4.19	4.11	3.85	3.91	3.79

Portfolio turnover rate	1%	35%	58%	33%	16%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2010 (unaudited).

[3]	For the year ended February 29, 2008.

[4]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 4.50% (Note 9).

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.19% and 1.18%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets was limited to 1.21% from March 2, 2007 to July 1, 2008.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2010[2]	2010	2009	2008[3]	2007[4]	2006[4]

Net asset value, beginning of period	$15.98	$15.13	$15.70	$16.56	$16.28	$16.48

Income (loss) from operations:
Net investment income	0.34	0.66	0.64	0.63	0.63	0.62
Net realized and unrealized gain (loss)	0.37	0.87	(0.58)	(0.87)	0.28	(0.21)
Total income (loss) from operations	0.71	1.53	0.06	(0.24)	0.91	0.41

Less distributions from:
Net investment income	(0.34)	(0.66)	(0.63)	(0.62)	(0.63)	(0.61)
Net realized gains	—	(0.02)	—	—	—	—
Total distributions	(0.34)	(0.68)	(0.63)	(0.62)	(0.63)	(0.61)

Net asset value, end of period	$16.35	$15.98	$15.13	$15.70	$16.56	$16.28
Total return[5]	4.49%	10.33%	0.38%	(1.52)%	5.69%	2.54%

Net assets, end of period (millions)	$87	$84	$71	$54	$55	$55

Ratios to average net assets:
Gross expenses	1.26%[6]	1.26%	1.24%	1.25%	1.25%[7]	1.26%
Net expenses[8]	1.26 [6]	1.26	1.24	1.25	1.24 [7,9]	1.26 [9]
Net investment income	4.15 [6]	4.20	4.10	3.82	3.86	3.77

Portfolio turnover rate	1%	35%	58%	33%	16%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2010 (unaudited).

[3]	For the year ended February 29, 2008.

[4]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.23% and 1.22%, respectively.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2010[2]	2010	2009	2008[3]

Net asset value, beginning of period	$16.02	$15.17	$15.74	$16.61

Income (loss) from operations:
Net investment income	0.39	0.77	0.74	0.70
Net realized and unrealized gain (loss)	0.38	0.87	(0.56)	(0.84)
Total income (loss) from operations	0.77	1.64	0.18	(0.14)

Less distributions from:
Net investment income	(0.39)	(0.77)	(0.75)	(0.73)
Net realized gains	—	(0.02)	—	—
Total distributions	(0.39)	(0.79)	(0.75)	(0.73)

Net asset value, end of period	$16.40	$16.02	$15.17	$15.74
Total return[4]	4.88%	11.09%	1.11%	(0.90)%

Net assets, end of period (millions)	$24	$9	$6	$3

Ratios to average net assets:
Gross expenses	0.57%[5]	0.62%	0.52%	0.58%[5]
Net expenses[9]	0.57 [5,6]	0.56 [6,7]	0.52 [8]	0.54 [5,7,8]
Net investment income	4.83 [5]	4.89	4.81	4.37 [5]

Portfolio turnover rate	1%	35%	58%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2010 (unaudited).

[3]	For the period March 2, 2007 (inception date) to February 29, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets was limited to 0.55% from March 2, 2007 to July 1, 2008.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset California Municipals Fund (the “Fund”) is a separate a non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$773,557,345	—	$773,557,345
Short-term investments†	—	7,900,000	—	7,900,000
Total investments	—	$781,457,345	—	$781,457,345
Other financial instruments:
Futures contracts	$(7,514,220)	—	—	$(7,514,220)
Total	$(7,514,220)	$781,457,345	—	$773,943,125

†	See Schedule of Investments for additional detailed categorizations.

20	Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Fund concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible risks associated with economic, political, credit, or legal developments or industrial or regional matters specifically affecting California.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2010, no provision for income tax is required in the Fund’s

Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report	21

financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess $500 million. This fee is calculated daily and paid monthly.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60% until December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended August 31, 2010, LMIS and its affiliates received sales charges of approximately $23,000 on sales of the Fund’s Class A shares. In addition, for the six months ended August 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$3,000	$5,000	$2,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of August 31, 2010, the Fund had accrued $6,720 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

22	Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended August 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$9,097,670
Sales	46,772,561

At August 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$92,771,871
Gross unrealized depreciation	(2,114,088)
Net unrealized appreciation	$90,657,783

At August 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	641	9/10	$79,999,003	$87,456,438	$(7,457,435)
U.S. Treasury 30-Year Bonds	59	12/10	7,910,059	7,966,844	(56,785)
Net unrealized loss on open futures contracts					$(7,514,220)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2010.

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$7,514,220

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended August 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(7,157,191)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(7,514,220)

During the six months ended August 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$63,425,647

Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report	23

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended August 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$497,733	$66,727
Class B	47,794	9,786
Class C	300,621	14,940
Class I	—	3,466
Total	$846,148	$94,919

6. Distributions to shareholders by class

	Six Months Ended August 31, 2010	Year Ended February 28, 2010
Net Investment Income:
Class A	$15,725,892	$33,229,804
Class B	317,194	843,765
Class C	1,793,344	3,261,031
Class I	392,458	343,417
Total	$18,228,888	$37,678,017

Net Realized Gains:
Class A	—	$898,149
Class B	—	26,178
Class C	—	97,906
Class I	—	8,241
Total	—	$1,030,474

7. Shares of beneficial interest

At August 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

24	Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,718,120	$27,624,080	3,969,926	$62,210,793
Shares issued on reinvestment	930,623	14,982,990	1,978,066	30,973,363
Shares repurchased	(4,572,354)	(73,386,597)	(9,818,069)	(152,942,981)
Net decrease	(1,923,611)	$(30,779,527)	(3,870,077)	$(59,758,825)

Class B
Shares sold	54,084	$868,405	81,532	$1,275,862
Shares issued on reinvestment	18,572	299,426	50,746	791,893
Shares repurchased	(283,857)	(4,574,770)	(651,774)	(10,193,947)
Net decrease	(211,201)	$(3,406,939)	(519,496)	$(8,126,192)

Class C
Shares sold	527,884	$8,467,202	1,108,335	$17,329,793
Shares issued on reinvestment	98,710	1,585,190	190,942	2,983,546
Shares repurchased	(543,029)	(8,708,771)	(734,734)	(11,426,203)
Net increase	83,565	$1,343,621	564,543	$8,887,136

Class I
Shares sold	1,027,482	$16,482,739	234,454	$3,690,442
Shares issued on reinvestment	18,036	290,991	22,466	351,355
Shares repurchased	(136,631)	(2,203,012)	(137,308)	(2,143,606)
Net increase	908,887	$14,570,718	119,612	$1,898,191

8. Capital loss carryforward

As of February 28, 2010, the Fund had a net capital loss carryforward of approximately $47,840,833, of which $13,071,188 expires in 2013, $1,417,903 expires in 2014, and $33,351,742 expires in 2018. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report	25

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act.

The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time-frame, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $160,957, $80,841 and $23,012 for Classes A, B and C, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

26	Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of Citi Funds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the

Legg Mason Western Asset California Municipals Fund 2010 Semi-Annual Report	27

question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

Legg Mason Western Asset

California Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset California Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset California Municipals Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov

This report is submitted for the general information of the shareholders of Legg Mason Western Asset California Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIP

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world, according to Pensions & Investments, June 28, 2010, based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDO434 10/10 SR10-1194

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: October 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 27, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: October 27, 2010